Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the thirteen weeks ended March 29, 2025 (the "Report") of Hillman Solutions Corp. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof; I, Jon Michael Adinolfi, the President and Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jon Michael Adinolfi
Name: Jon Michael Adinolfi
Date:	April 29, 2025